Supplement to the
Fidelity® SAI International SMA Completion Fund
December 30, 2023
Summary Prospectus

The fund has changed its classification from a non-diversified fund to a diversified fund.
ISM-SUSTK-0724-100 1.9916787.100	July 15, 2024